UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 29, 2024
DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.01 Par Value, Common Stock	DENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2024, the Board of Directors (the "Board") of Denny's Corporation (the "Company") appointed Mark R. Vondrasek to serve as a director of the Company, effective June 3, 2024.

Mr. Vondrasek will be paid the same rate of compensation as the Company's other non-employee directors, which includes cash payments of $80,000 per year, payable in quarterly installments, and an annual award of deferred stock units, valued at $110,000. Mr. Vondrasek will receive a pro-rata portion of these cash and equity awards granted to directors for the remaining 2024/2025 board term.

Mr. Vondrasek has not been named to serve on any committee of the Board at this time.

There are no arrangements or understandings between Mr. Vondrasek and any other person pursuant to which Mr. Vondrasek was selected as a director.

There are no transactions to which the Company or any subsidiary thereof is a party and in which Mr. Vondrasek has a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Vondrasek's appointment is attached as Exhibit 99.1 hereto.

Item 8.01 Other Events.

On June 4, 2024, the Company entered into a pre-arranged stock trading plan for the purpose of repurchasing a limited number of shares of the Company's common stock in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s policies regarding stock transactions. This plan has been established in accordance with, and as a part of, the Company's stock repurchase authorization previously announced on December 2, 2019. Repurchases under the Company's 10b5-1 plan will be administered through an independent broker. The plan will cover the repurchase of shares commencing no earlier than June 17, 2024 and expiring August 1, 2024. Repurchases are subject to SEC regulations as well as certain price, market volume and timing constraints specified in the plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit number	Description
99.1	Press Release, dated June 4, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: June 4, 2024	/s/ Robert P. Verostek
Robert P. Verostek
Executive Vice President and
Chief Financial Officer